POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 6, 2016 TO THE

SUMMARY PROSPECTUS DATED AUGUST 28, 2015,

AS PREVIOUSLY SUPPLEMENTED FEBRUARY 29, 2016 OF:

PowerShares Water Resources Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•	On page 1, the following is added as a subsection under the section titled “Principal Risks of Investing in the Fund”:

“Clean Energy Industry Risk. Obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions can significantly affect the clean energy industry. In addition, intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts can significantly affect the clean energy industry. Risks associated with hazardous materials, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations can significantly affect this industry. Also, supply and demand for specific products or services, the supply and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions may affect this industry. Currently, certain valuation methods used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded publicly, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.”

Please Retain This Supplement for Future Reference.

P-PHO-SUMPRO-1-SUP-2 050616